American Century ETF Trust Statement of Additional Information Supplement
Supplement dated August 1, 2021 ■ Statement of Additional Information dated June 29, 2021

The changes below will be effective as of September 1, 2021
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the American Century Sustainable Equity ETF effective September 1, 2021.

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